EX-99.1


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COMPANY CONTACT:                                        INVESTOR CONTACTS:
Synovics Pharmaceuticals, Inc.                          Sharon Will
Ronald Howard Lane, Ph.D.                               Saggi Capital Corp.
Chairman and CEO                                        (352) 595-1391
(602) 508-0112                                          sharon@saggicapital.com
www.synovics.com
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          SYNOVICS PHARMACEUTICALS SIGNS LETTER OF INTENT TO IN-LICENSE
                        OTC GENERIC VERSION OF OMEPRAZOLE

               FIRST PRODUCT TO BE DEVELOPED THROUGH VCG AGREEMENT

PHOENIX - (MARCH 15, 2007) - SYNOVICS PHARMACEUTICALS, INC. (OTCBB: SYVC), a specialty pharmaceutical company, today announced that it has entered into a binding letter of intent for exclusive, world-wide rights to the development and commercialization of the PharmPro Division of Fluid Air Inc.'s proprietary over-the-counter (OTC) version of Omeprazole OTC. The U.S. market for the branded Omeprazole OTC is greater than $600 million. There is presently no approved Omeprazole OTC.

Omeprazole OTC is the first in a series of drug candidates to be introduced to Synovics through a marketing and consulting agreement with VCG & A, Inc. (VCG), a leading pharmaceutical industry consult company that provides relationship-driven market access to increase product market share and sales.

In conjunction with the in-license agreement, if completed, Fluid Air will receive certain milestone payments together with a royalty on gross revenue upon U.S. Food and Drug Administration (FDA) approval and product launch. Other financial terms of the agreement were not disclosed.

Initial development work for the Omeprazole OTC drug product is complete and utilizes Fluid Air's proprietary DuraGran process as an integral element of the manufacturing procedure for the product. Following finalization of due diligence, Synovics expects to move into production of the required registration batches and pivotal bioequivalence clinical trials followed by submission of an Abbreviated New Drug Application (ANDA) with the FDA in the second half of 2007.

"Obtaining rights to this proprietary form of Omeprazole OTC represents the first outgrowth of our relationship with VCG," said Ronald H. Lane, Ph.D., Synovics Chairman and Chief Executive Officer. "We expect VCG to be intimately involved in the development and execution of our sales and marketing plan. Following the completion of our clinical trials, Fluid Air will manufacture and deliver the product in bulk to our subsidiary, Kirk Pharmaceuticals, to facilitate cost effective packaging, shipping and distribution."

Martin Bender, President of Fluid Air, commented, "Omeprazole OTC is an important product and we are pleased to be partnering with Synovics on its development. We believe Synovics, assisted by VCG's marketing and distribution expertise, can provide a great opportunity to move this product forward through the clinical and regulatory process and create a successful introduction to the market."

Mike Schultz, Managing Partner of VCG, stated: "OTC omeprazole is the first in a series of drug candidates VCG intends to introduce to Synovics to enhance its drug development pipeline and bring significant revenues and value to the Company. Pending FDA approval of Omeprazole OTC, VCG expects to work closely with Kirk Pharmaceuticals to develop a sales and marketing plan to further assist with the product launch. We look forward to this extension of our ongoing work with Kirk to expand its customer reach and utilize new sales channels."

ABOUT OMEPRAZOLE

Omeprazole is in a class of drugs called proton pump inhibitors (PPI), which block the production of acid by the stomach. Proton pump inhibitors are used for the treatment of conditions such as ulcers, gastroesophagel reflux disease
(GERD), and the Zollinger-Ellison Syndrome, which are all caused by stomach acid. As a PPI, omeprazole blocks the enzyme in the wall of the stomach that produces acid. By blocking the enzyme, the production of acid is decreased, which allows the stomach and esophagus to heal.

ABOUT SYNOVICS

Synovics is a specialty pharmaceutical company engaged in the development, manufacturing and commercialization of Oral Control Release ("ORC) generic drugs and improved formulations of previously approved drugs. The Company has two operating subsidiaries, Kirk Pharmaceuticals, Inc. and ANDAPharm, Inc., which manufacture and sell OTC and prescriptions private label drugs respectively. Synovics is undertaking the initiation of U.S. development and commercialization of its pipeline of difficult-to-formulate generic and branded drugs. Synovics intends to file ANDAs with the FDA for its OCR generic drugs. The Company has initiated U.S. development of four generic drug candidates, SNG1001a, SNG1002a, SNG1003a, b and c, and SNG1004a, b and c. The Company believes it may have "first to file" or "only to file" opportunities on some its ANDAs, which could result in awards of periods of marketing exclusivity.

"SAFE HARBOR" STATEMENTS UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: EXCEPT FOR THE HISTORICAL INFORMATION CONTAINED HEREIN, THE STATEMENTS MADE IN THIS PRESS RELEASE CONSTITUTE FORWARD-LOOKING STATEMENTS WITHIN THE
MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934. FORWARD-LOOKING STATEMENTS CAN BE IDENTIFIED BY THEIR USE OF WORDS SUCH AS "EXPECTS," "PLANS" "PROJECTS," "WILL," "MAY," "ANTICIPATES," "BELIEVES," "SHOULD," "INTENDS," "ESTIMATES" AND OTHER WORDS OF SIMILAR MEANING. BECAUSE SUCH STATEMENTS INHERENTLY INVOLVE RISKS AND UNCERTAINTIES THAT CANNOT BE PREDICTED OR QUANTIFIED, ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS DEPENDING UPON A NUMBER OF FACTORS AFFECTING THE COMPANY'S BUSINESS. THESE FACTORS INCLUDE, AMONG OTHERS: THE DIFFICULTY IN PREDICTING THE TIMING AND OUTCOME OF PRODUCT DEVELOPMENT INCLUDING BIOSTUDIES DEMONSTRATING "BIOEQUIVALENCY," OUTCOME OF ANY PENDING OR POTENTIAL LEGAL PROCEEDINGS, INCLUDING PATENT-RELATED MATTERS SUCH AS PATENT CHALLENGE SETTLEMENTS AND PATENT INFRINGEMENT CASES; THE OUTCOME OF LITIGATION ARISING FROM CHALLENGING THE VALIDITY OR NON-INFRINGEMENT OF PATENTS COVERING ITS PRODUCTS; OUTCOME OF THE DISPUTE RESOLUTION

WITH NOSTRUM CONCERNING THE COMPANY'S TECHNOLOGY LICENSE, RIGHTS TO DEVELOPMENT AND MARKET PRODUCTS BASED ON THE USE OF THE TECHNOLOGY, AND RELATED MATTERS INCLUDING THE COMPANY'S LICENSED RIGHTS TO THE FOUR GENERIC DRUG CANDIDATES, SNG1001A, SNG1002A, SNG1003A, B AND C, AND SNG1004A, B AND C AND ITS FDA APPROVED METFORMIN XR 500MG GENERIC DRUG; THE DIFFICULTY OF PREDICTING THE TIMING OF FDA APPROVALS; COURT AND FDA DECISIONS ON EXCLUSIVITY PERIODS; THE ABILITY OF COMPETITORS TO EXTEND EXCLUSIVITY PERIODS FOR THEIR PRODUCTS; THE COMPANY'S ABILITY TO COMPLETE PRODUCT DEVELOPMENT ACTIVITIES IN THE TIMEFRAMES AND FOR THE COSTS IT EXPECTS; MARKET AND CUSTOMER ACCEPTANCE AND DEMAND FOR ITS PRODUCTS; THE COMPANY'S POSSIBLE DEPENDENCE ON REVENUES FROM SIGNIFICANT CUSTOMERS; THE USE OF ESTIMATES IN THE PREPARATION OF THE COMPANY'S FINANCIAL STATEMENTS; THE POTENTIAL FOR COMPETITORS TO FILE ANDAS PRIOR TO ANY FILING BY THE COMPANY PERTAINING TO THE SAME TARGET BRAND; THE IMPACT OF COMPETITIVE PRODUCTS AND PRICING ON PRODUCTS, INCLUDING THE LAUNCH OF AUTHORIZED GENERICS; THE ABILITY TO LAUNCH NEW PRODUCTS IN THE TIMEFRAMES IT EXPECTS; THE AVAILABILITY OF RAW MATERIALS; THE AVAILABILITY OF ANY PRODUCT IT MAY PURCHASE; THE REGULATORY ENVIRONMENT; THE COMPANY'S EXPOSURE TO PRODUCT LIABILITY AND OTHER LAWSUITS AND CONTINGENCIES; THE INCREASING COST OF INSURANCE AND THE AVAILABILITY OF PRODUCT LIABILITY INSURANCE COVERAGE; THE COMPANY'S TIMELY AND SUCCESSFUL COMPLETION OF STRATEGIC INITIATIVES, INCLUDING INTEGRATING COMPANIES AND PRODUCTS IT MAY ACQUIRE AND IMPLEMENTING ITS NEW ENTERPRISE RESOURCE PLANNING SYSTEM; FLUCTUATIONS IN OPERATING RESULTS, INCLUDING THE EFFECTS ON
SUCH RESULTS FROM SPENDING FOR RESEARCH AND DEVELOPMENT, SALES AND MARKETING ACTIVITIES AND PATENT CHALLENGE ACTIVITIES; THE INHERENT UNCERTAINTY ASSOCIATED WITH FINANCIAL PROJECTIONS; THE OUTCOME OF ONGOING EFFORTS TO IMPROVE KIRKS OPERATIONAL EFFICIENCY AND CUSTOMER PERFORMANCE; CHANGES IN GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, FLUCTUATIONS IN OPERATING RESULTS; CAPITAL ADEQUACY; STATEMENTS OF FUTURE PLANS RELATING TO THE COMPANY'S CAPITAL NEEDS, PRODUCT DEVELOPMENT AND FILINGS WITH THE FDA, BUSINESS AND GROWTH STRATEGIES; STATEMENTS SPECIFICALLY CONCERNING THE SUCCESSFUL CLOSING OF ACQUISITIONS, AND SATISFYING CLOSING CONDITIONS OF ANY FUTURE FINANCIAL TRANSACTIONS INCLUDING DEBT OR EQUITY REQUIREMENTS, REGULATORY REQUIREMENTS; AND MEETING CONDITIONS SET BY POTENTIAL EQUITY INVESTORS, RELIANCE ON KEY STRATEGIC ALLIANCES, CAPITAL MARKETS, AND IN GENERAL RISKS RELATED TO THE REGULATORY ENVIRONMENT AND GOVERNMENT APPROVAL PROCESSES, AND ANY OTHER RISKS DETAILED FROM TIME TO TIME IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. THE FORWARD-LOOKING STATEMENTS CONTAINED IN THIS PRESS RELEASE SPEAK ONLY AS OF THE DATE THE STATEMENT WAS MADE. THE COMPANY UNDERTAKES NO OBLIGATION (NOR DOES IT INTEND) TO PUBLICLY UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE, EXCEPT TO THE EXTENT REQUIRED UNDER APPLICABLE LAW.



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